UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2021

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

6300 Wilson Mills Road,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Effective May 7, 2021, The Progressive Corporation's Board of Directors approved an amendment to its Code of Regulations reducing the size of the Board from 13 to 12 members. The amended language is set forth in Exhibit 3 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) At the Annual Meeting of Shareholders held on May 7, 2021, 497,977,658 common shares were represented in person or by proxy.

(b) At the Annual Meeting, shareholders took the following actions:

•Proposal One - Shareholders elected each of the twelve directors named below. The votes cast with respect to each director were as follows:

Director	Term Expires	For	Against	Abstain	Broker Non-Votes
Philip Bleser	2022	459,157,654	3,508,511	345,605	34,965,888
Stuart B. Burgdoerfer	2022	449,421,493	13,221,919	368,358	34,965,888
Pamela J. Craig	2022	461,734,934	989,938	286,898	34,965,888
Charles A. Davis	2022	452,172,926	10,470,345	368,499	34,965,888
Roger N. Farah	2022	441,046,607	21,678,950	286,213	34,965,888
Lawton W. Fitt	2022	415,021,210	47,616,361	374,199	34,965,888
Susan Patricia Griffith	2022	459,826,603	2,954,701	230,466	34,965,888
Devin C. Johnson	2022	462,037,884	687,016	286,870	34,965,888
Jeffrey D. Kelly	2022	460,143,541	2,494,507	373,722	34,965,888
Barbara R. Snyder	2022	461,117,730	1,592,294	301,746	34,965,888
Jan E. Tighe	2022	462,114,670	640,265	256,835	34,965,888
Kahina Van Dyke	2022	462,072,033	654,110	285,627	34,965,888

•Proposal Two - Cast an advisory vote approving our executive compensation program. This proposal received 439,348,582 affirmative votes and 22,960,776 negative votes. There were 702,412 abstentions and 34,965,888 broker non-votes with respect to this proposal.

•Proposal Three - Ratified the appointment of PricewaterhouseCoopers LLP as The Progressive Corporation's independent registered public accounting firm for 2021. This proposal received 458,707,664 affirmative votes and 38,934,075 negative votes. There were 335,919 abstentions and no broker non-votes with respect to this proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2021
                            THE PROGRESSIVE CORPORATION

                            By: /s/ Mariann Wojtkun Marshall
                            Name: Mariann Wojtkun Marshall
                        Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
3	3	Amended language from the Company's Code of Regulations approved on May 7, 2021.
104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

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